Exhibit 10.4

质押协议

PLEDGE CONTRACT

by

Beijing Wanda Culture Group Co., Ltd.

(北京万达文化产业集团有限公司)

Dalian Wanda Group Co., Ltd.

(大连万达集团股份有限公司)

and

Mr. Wang Jianlin

(王健林先生)

in favor of

Infront Sports Media (China) Co., Ltd

（盈方体育传媒（中国）有限公司）

Dated 14th March,2019

日期 ：2019年3月14日

TABLE OF CONTENTS

目录

第1条 释义	5

SECTION 1 INTERPRETATION	5

第2条 担保权益	7

SECTION 2 SECURITY INTERESTS	7

第3条 出质人承诺	9

SECTION 3 UNDERTAKINGS BY THE PLEDGOR	9

第4条 质押股份的处置	10

SECTION 4 DISPOSAL OF PLEDGED SECURITIES	10

第5条 终止	12

SECTION 5 TERMINATION	12

第6条 保密	13

SECTION 6 CONFIDENTIALITY	13

第7条 违约责任及救济	15

SECTION 7 DEFAULT AND REMEDIES	15

第8条 其他	15

SECTION 8 MISCELLANEOUS	15

本质押协议（本”协议”）由下列各方于2019年3月14日签订:

THIS PLEDGE CONTRACT (this “Contract”) is made on 14th March, 2019：

AMONG:

(1)                                 北京万达文化产业集团有限公司, 一家依据中国（定义见第1.1条）法律设立和存续的有限责任公司，注册地址为中国北京市通州区新华北街75号2001室（”万达文化”）

Beijing Wanda Culture Group Co., Ltd. (北京万达文化产业集团有限公司), a limited liability company organized and existing under the laws of the PRC (as defined in Section 1.1), with its legal address at #2001, No.75 Xinhua North Street, Tongzhou District, Beijing, PRC ( “Wanda Culture”)；

(2)                                 大连万达集团股份有限公司，一家依据中国（定义见第1.1条）法律设立和存续的股份有限公司，注册地址为中国辽宁省大连市西岗区长江路539号（”万达集团”）;

Dalian Wanda Group Co., Ltd. (大连万达集团股份有限公司), a limited liability company organized and existing under the laws of the PRC (as defined in Section 1.1), with its legal address at [No. 539 Changjiang Road, Xigang District, Dalian, PRC] (“Wanda Group”);

(3)                                 王健林先生，一位中国公民，其身份证号码为210202195410244995（”王先生”、万达文化和万达集团合称为”出质人”）；

Mr. Wang Jianlin (王健林先生), a PRC citizen with PRC ID Card number 210202195410244995  (the “Mr. Wang”, together with Wanda Culture and Wanda Group, the “Pledgors”); and

(4)                                 盈方体育传媒（中国）有限公司，一家依据中国法律设立和存续的外商独资企业，注册地址为北京市朝阳区东三环北路霞光里18号佳程广场A座11层B60 (“质权人”）；以及

Infront Sports Media (China) Co., Ltd, a wholly foreign-owned company organized and existing under the laws of the PRC, with its legal address at B60, 11th Floor, Block A, Jiacheng Plaza, No. 18 Xiaguangli, East 3rd Ring North Road, Chaoyang District, Beijing (the “Pledgee”); and

(5)                                 万达体育有限公司，一家依照中国法律设立和存续的有限责任公司，注册地址为广州市花都区新华街天贵路67号办公楼1层101（”公司”）。

Wanda Sports Co. Ltd. (万达体育有限公司), a limited liability company organized and existing under the laws of the PRC (as defined in Section 1.1), with its legal address at Rm101,1/F, 67 Tiangui Road, Xinhua Street, Huadu District, Guangzhou (the “Company”).

在本协议中，公司、出质人和质权人各称”一方”，合称”双方”。

The Company, the Pledgors and the Pledgee are herein referred to individually as a “Party” and collectively as the “Parties”.

鉴于：

RECITALS:

(A)                           出质人分别持有公司85%、10%和5%的股权。

The Pledgors own 85%, 10% and 5%, respectively, of the equity interests in Company.

(B)                           出质人、质权人与公司于本协议签署日签订了独家购买权协议（”独家购买权协议”）。

The Pledgors, the Pledgee and the Company entered into an Exclusive Call Option Contract on the date hereof (the “Exclusive Call Option Contract”).

(C)                           公司与质权人于本协议签署日签订了独家服务协议（”独家服务协议”）。

The Company and the Pledgee entered an exclusive services agreement on the date hereof (the “Exclusive Services Agreement”).

(D)                           每个出质人均于本协议签署日签署了授权质权人的不可撤销的授权委托书（合称”授权委托书”，授权委托书与本协议、独家购买权协议和独家服务协议合称”交易文件”，单称”一份交易文件”）

Each of the Pledgors entered into an irrevocable power of attorney on the date hereof in favor of the Pledgee (collectively, the “Powers of Attorney”, together with this Contract, the Exclusive Call Option Contract and the Exclusive Services Agreement, the “Transaction Documents”, and each a “Transaction Document”).

(E)                            为了保证担保义务（定义如下）的履行，每个出质人同意，根据本协议规定的条款和条件，以质押股份（定义如下）上出质人的全部权利、所有权和股息（无论出质人现在所有的或之后取得的）授予一项担保权益和留置权。

In order to secure the performance of the Secured Obligations (as defined below), each Pledgor agrees to grant a security interest in and a lien over all of the Pledgor’s right, title and interest in and to the Pledged Securities (as defined below), whether now owned or hereafter acquired by the Pledgor, upon the terms and subject to the conditions of this Contract.

同意：

AGREEMENT:

第1条 释义

SECTION 1
INTERPRETATION

1.1                               定义。本协议中未定义的所有大写词语具有独家购买权协议中相应词语的含义。在本协议中，除上下文另有要求，下列词语具有如下含义：

Definitions.  All capitalized terms not defined in this Contract have the meanings ascribed to them in the Exclusive Call Option Contract.  In this Contract, unless the context requires otherwise, the following terms shall have the following meanings:

“资产”指公司的所有资产，包括固定资产、现金资产、知识产权、持有的中国境内外任何人的股权以及公司签订的所有协议的收益（受限负担）以及其他有形和无形资产。

“Assets” means all the assets of the Company, including fixed assets, current assets, intellectual property rights, ownership of equity interests in any Person within or outside the PRC and the benefit (subject to the burden) of all contracts entered into by the Company and other tangible and intangible assets.

“权利负担”指（i）任何抵押、押记（无论是固定的或浮动的）、质押、留置、押汇、转让、信托契约、所有权保留、担保权益或就任何人的任何义务保证或者赋予优先支付权的任何其他类型的权利负担，包括交易授予的任何在法律未表述为授予担保但与在适用法律下的授予担保具有经济或财务上的相似效果的权利，（ii）任何租赁、转租、占用协议、地役权或授予任何人使用权或占用权的契约，(iii) 任何代理、授权委托、投票信托协议、权益、期权、优先购买权、任何人享有的谈判、拒绝或转让限制，以及（iv）对所有权、占有或使用的任何不利主张。

“Encumbrance” means(i) any mortgage, charge (whether fixed or floating), pledge, lien, hypothecation, assignment, deed of trust, title retention, security interest or other encumbrance of any kind securing, or conferring any priority of payment in respect of, any obligation of any Person, including any right granted by a transaction which, in legal terms, is not the granting of security but which has an economic or financial effect similar to the granting of security under applicable law, (ii) any lease, sub-lease, occupancy agreement, easement or covenant granting a right of use or occupancy to any Person, (iii) any proxy, power of attorney, voting trust agreement, interest, option, right of first offer, negotiation or refusal or transfer restriction in favor of any Person and (iv) any adverse claim as to title, possession or use.

“人士”指个人、公司、合资企业、企业、合伙、信托、非法人团体、有限责任公司、政府或其任何部门或机构，或任何其他实体，无论是否具有独立法人资格。

“Person” means an individual, corporation, joint venture, enterprise, partnership, trust, unincorporated association, limited liability company, government or any department or agency thereof, or any other entity, whether or not having separate legal personality.

“质押股份”指出质人持有的以及出质人之后不时取得的表现为公司注册资本一定百分比的公司权益。

“Pledged Securities” means the interests in the Company held by a Pledgor, being a percentage of the registered capital of the Company, and hereafter acquired by the Pledgor in the Company from time to time.

“中国”指中华人民共和国，就本协议而言，不包括香港特别行政区、澳门特别行政区和台湾。

“PRC” means the People’s Republic of China, for the purposes of this Contract, excluding the Hong Kong Special Administrative Region, the Macao Special Administrative Region and Taiwan.

“登记机关”指颁发公司营业执照的国家工商行政管理总局的相关分支机构。

“Registration Authority” means the relevant branch of the State Administration of Industry and Commerce that has issued the business license of the Company.

“担保义务”指出质人和公司在交易文件下的义务（包括按交易文件规定支付服务费以及履行交易文件项下的其他义务）。

“Secured Obligations” means the obligations of the Pledgors and the Company under the Transaction Documents（including to pay the Service Fees according to the Transaction Documents and to fulfill other obligations under the Transaction Documents）.

1.2                               解释。在本协议中，除上下文另有要求：

Interpretation.  In this Contract, unless the context otherwise requires:

(a)                                 直接或间接。”直接或间接”一语指直接或间接通过一个或多个中间人或通过协议或其他法律安排。”直接的或间接的”具有相应的意思。

Directly or Indirectly.  The phrase “directly or indirectly” means directly or indirectly through one or more intermediate Persons or through contractual or other legal arrangements, and “direct or indirect” has the correlative meaning.

(b)                                 标题。标题只是为了方便起见，不影响本协议的任何条款的构建。

Headings.  Headings are included for convenience only and shall not affect the construction of any provision of this Contract.

(c)                                  本协议中、本协议下等术语。”本协议中”、”本协议下”、”本协议项下”和以及具有类似含义的术语，是指整个协议，而不是指本协议任何特定的章节。

Hereof, Hereunder, etc.  The words “hereof”, “hereunder” and “hereto” and words of like import, refer to this Contract as a whole and not to any particular Section hereof.

(d)                                 包括但不限于。”包括”、”包含”以及类似的表达不是限制性的表达，应当理解为后面跟着”但不限于”一词。

Include not Limiting.  “Include”, “including”, “are inclusive of” and similar expressions are not expressions of limitation and shall be construed as if followed by the words “without limitation”.

(e)                                  性别和数量。除非上下文另有要求，否则所有单词(不论是性别特定的还是性别中性的)应被视为包括每个男性、女性和中性性别，表示为单数的单词包括复数，反之亦然。

Gender and Number.  Unless the context otherwise requires, all words (whether gender-specific or gender neutral) shall be deemed to include each of the masculine, feminine and neuter genders, and words importing the singular include the plural and vice versa.

第2条 担保权益

SECTION 2
SECURITY INTERESTS

2.1                               授予担保权益。为保证担保义务的迅速和充分履行，每个出质人特此向质权人授予无任何其他权利负担的拥有第一优先权的质押股份连续担保权益，自本协议签署之日起生效。

Grant of Security Interests.  As collateral security for the prompt and full performance of the Secured Obligations, and with effect from the date hereof, each Pledgor hereby grants to the Pledgee a continuing security interest of first priority in the Pledged Securities free of any other Encumbrance.

2.2                               登记。各出质人应当并应保证公司应当，在公司股东名册上记录本协议项下的担保权益的授予，并在质权人的请求下，将修改后的股东名册副本向登记机关登记，登记费用由质权人承担。

Registration.  Each Pledgor shall, and shall procure that the Company shall, record the grant of the security interest under this Contract in the share register of the Company and, if requested by the Pledgee, register a copy of the revised share register with the Registration Authority at the Pledgee’s costs.

2.3                               指定为代理人。每个出质人在此无保留的不可撤销的指定质权人作为出质人的真实合法代理人，拥有完全替代权，以出质人的名义或其他方式：（a）执行和实施出质人在本协议下应当实施但未能实施的所有保证、行为、事情，或以其他方式实现本协议的目的和意图，（b）为了维持、保持或保护本协议设定的担保或者质权人根据本协议享有的任何权利、救济、权力或特权，采取质权人或其指定的任何人或代理人，在其全权决定下，合理确定为必要的或可取的任何及所有行为，以及（c）一般情况下，以出质人的名义行使根据本协议所享有的或本协议所赋予或保留给质权人的全部或任何权力、授权及酌情决定权，并且（在不损害任何前述的一般情况的情形下）执行、交付或以其他质权人认为行使该等权力、授权、或酌情决定权合适的方式完善任何契约、保证、协议、文件或行为。每个出质人在此同意追认并确 质权人或任何其指定的人或其代理人为实施根据本第2.3条授予质权人的代理权应做的或打算做的所有合法行为，该等授权，为安全起见，是不可撤销的。

Appointment as Attorney.  Each Pledgor hereby absolutely and irrevocably appoints the Pledgee as the Pledgor’s true and lawful agent and attorney-in-fact, with full power of substitution, in the name of the Pledgor or otherwise: (a) to execute and do all such assurances, acts and things which the Pledgor is required to do but has failed to do under this Contract or otherwise to effect the purposes and intent of this Contract, (b) to take any and all such actions as the Pledgee or any of its nominees or attorneys may, in its or their sole and absolute discretion, reasonably determine as necessary or advisable for the purpose of maintaining, preserving or protecting the security constituted by this Contract or any of the rights, remedies, powers or privileges of the Pledgee under this Contract, and (c) generally, in the name of the Pledgor, to exercise all or any of the powers, authorities and discretion conferred on or reserved to the Pledgee by or pursuant to this Contract, and (without prejudice to the generality of any of the foregoing) to execute and deliver or otherwise perfect any deed, assurance, agreement, instrument or act as the Pledgee may deem proper in or for the purpose of exercising any of such powers, authorities or discretion.  Each Pledgor hereby agrees to ratify and confirm all lawful acts the Pledgee or any of the Pledgee’s nominees or attorneys shall do or purport to do in the exercise of the power of attorney granted to the Pledgee pursuant to this Section 2.3, which power of attorney, being given for security, is irrevocable.

2.4                               违约前的权利。在第4.1条所指的任何事件发生之前，出质人无权行使质押股份上的表决权和分红权。一旦发生第4.1条所指的任何事件，出质人也不应享有任何表决权(除非在实施第4.2条规定的质押股份处置所需的范围内)或分红权。

Rights prior to Default.  Prior to the occurrence of any of the events referred to in Section 4.1, the Pledgors shall not have the right to exercise the voting rights and rights to dividend distribution attaching to the Pledged Securities. Upon the occurrence of any of the events referred to in Section 4.1, the Pledgor shall also not have any voting rights (except to the extent required to implement the disposal of the Pledged Securities under Section 4.2) or rights to dividend distribution.

第3条 出质人承诺

SECTION 3
UNDERTAKINGS BY THE PLEDGOR

3.1                               有关质押股份的行为。每个出质人应将与质押股份有关的任何诉讼、起诉、索赔或法律、行政或仲裁程序或政府查询、行动或调查通知质权人。

Actions Regarding the Pledged Securities.  Each Pledgor shall inform the Pledgee of any actions, suits, claims or legal, administrative or arbitral proceedings or governmental enquiries, actions or investigations in relation to the Pledged Securities or the Assets.

3.2                               进一步保证。无论何时，经当质权人合理要求，每个出质人应迅速签署所有可能必要的或可取的其他文书，迅速落实其他可能必要的或可取的事宜，以便进一步和更充分地将本协议授予的或拟授予的全部权利、利益、权力、福利、特权和优惠授予质权人。在不影响前句通用性的前提下，如果质权人行使其在独家购买权协议下的权利，公司成为中国法律下的外商投资企业，则每个出质人应履行，并应促使公司履行外商投资企业股权质押的规定所要求的批准、备案（适用的范围内）和登记本协议所设质押的一切必要程序。

Further Assurance.  Whenever reasonably requested by the Pledgee, each Pledgor shall promptly execute all such other instruments, and promptly do all such other things, as may be necessary or advisable in order to further and more fully vest in the Pledgee all rights, interests, powers, benefits, privileges and advantages conferred or intended to be conferred by this Contract.  Without prejudice to the generality of the preceding sentence, if, pursuant to the exercise by the Pledgee of its rights under the Exclusive Call Option Contract, the Company becomes a foreign invested enterprise under PRC law, each Pledgor shall, and shall procure that the Company will, carry out all necessary procedures for the approval, filing (to the extent applicable) and registration of the pledge created hereunder in accordance with the regulations governing pledges of equity interests in foreign invested enterprises.

3.3                               进一步承诺。每个出质人在此向质权人承诺，在本协议存续期间，出质人：

Further Undertaking.  Each Pledgor hereby undertakes to the Pledgee, that during the term of this Contract, the Pledgor shall:

(a)                                 未经质权人事先书面同意，除为履行独家购买权协议之目的，不得转让质押股份，不得在质押股份上设定或允许存在可能影响质权人权益的任何权利负担；

not transfer the Pledged Securities, place or permit the existence of any Encumbrance that may affect the Pledgee’s rights and interests in the Pledged Securities, without the prior written consent of the Pledgee, except for the purposes of the performance of the Exclusive Call Option Contract;

(b)                                 遵守所有适用于权利质押的法律法规和政府命令；

comply with the provisions of all laws and regulations and governmental orders applicable to the pledge of rights;

(c)                                  在收到有关主管政府机关就质押股份发出的任何通知、指令或者建议时，于5日内书面通知质权人上述通知、指令或建议的合理细节，并按质权人的合理要求就上述通知、指令或建议作出应对；

within 5 days of receipt of any notice, order or recommendation issued by competent governmental authorities regarding the Pledged Securities, notify the Pledgee in writing with reasonable detail about such notice, order or recommendation, and to act in accordance with the Pledgee’s reasonable instructions to respond to such notice, order or recommendation;

(d)                                 将所收到的任何可能对质权人对质押股份的权利或出质人在本协议下的任何义务产生影响的事件或通知迅速通知质权人；以及

promptly notify the Pledgee of any event or notice received by the Pledgor that may have an impact on the Pledgee’s rights to the Pledged Securities or any other obligations of the Pledgor under this Contract; and

(e)                                  如果出质人获得公司的任何额外股权，应确保该额外股权根据第2条规定向质权人出质，且应被视为质押股份的一部分。

if the Pledgor acquires any additional equity interest of the Company, ensure that such additional equity interest shall be pledged to the Pledgee in accordance with Section 2, and such additional equity interest shall be deemed to be part of the Pledged Securities.

第4条 质押股份的处置

SECTION 4
DISPOSAL OF PLEDGED SECURITIES

4.1                               处分事由。下述任一事件发生时，质权人有权根据第4.2条规定处置其质押股份：

Causes for Disposal.  Upon the occurrence of any of the following events, the Pledgee is entitled to exercise its right to the Pledged Securities pursuant to Section 4.2:

(a)                                 违反担保义务；

A breach of the Secured Obligations has occurred;

(b)                                 公司停止经营或解散，被责令停止经营或解散，或者破产；

The Company ceases its operation or is dissolved or is ordered to cease its operation or to be dissolved or goes into bankruptcy;

(c)                                  出质人和/或公司涉及任何争议、诉讼、仲裁、行政程序或任何其他法律程序或政府询问、行动或调查，被质权人合理地认为对（i）该出质人履行其作为当事方的任何交易文件下的义务的能力，或(ii)公司履行其作为当事方的任何交易文件下的义务的能力有重大不利影响的；以及

A Pledgor and/or the Company is involved in any dispute, litigation, arbitration, administrative proceedings or any other legal proceedings or governmental enquiries, actions or investigations which are reasonably considered by the Pledgee to have a material adverse effect on (i) the Pledgor’s ability to perform its obligations under any Transaction Document to which such Pledgor is a party, or (ii) the Company’s ability to perform its obligations under any Transaction Document to which such Pledgor is a party; and

(d)                                 有关法律法规所允许的行使本协议所设定质押股份的其他任何情况。

Any other circumstance under which enforcement of the Pledged Securities created under this Contract is permitted in accordance with applicable laws and regulations.

4.2                               处置方式。当第4.1条规定的一项或多项事件发生时，在遵守相关法律法规的前提下，质权人有权以下述一种或多种方式处置质押股份，质权人因处置质押股份而收到的全部款项，在清偿被担保义务后若有剩余，质权人应当将余款交还出质人或根据有关法律、法规向出质人所在地公证机关提存，由此产生的任何费用全部由出质人承担；在中国法律允许的情况下，出质人必须将上述款项无条件地赠与质权人：

Manner of Disposal.  Upon the occurrence of any one or more of the circumstances referred to in Section 4.1, the Pledgee, subject to compliance with applicable laws and regulations, shall have the right to dispose of the Pledged Securities in any one or more of the manners below, if, after satisfying all secured obligations, there is any balance in the monies collected by the Pledgee by disposal of the Pledged Securities, such balance shall be paid to the Pledgor or placed in notarial escrow, any expenses incurred thereby shall be borne by the Pledgor.  To the extent permitted by PRC laws, the Pledgor must grant such balance to the Pledgee without consideration:

(a)                                 以质权人和出质人同意的价格购买质押股份；

to purchase the Pledged Securities at a price agreed between the Pledgor and the Pledgee;

(b)                                 拍卖、变卖质押股份；或

to sell the Pledged Securities through an auction or a private sale; or

(c)                                  有关法律法规所允许的其他任何方式。

in any other manner permitted by applicable laws and regulations.

为免疑义，各方同意，质押股份不论因何种原因被处置，在中国法律所允许的范围内，所得收益应全部归属于质权人所有。

To avoid any doubt, the Parties agree that if Pledged Securities are disposed for whatever reasons, all the gains received therefrom shall be attributed to the Pledgee, to the extent permitted by PRC laws.

4.3                               文件。质权人处置质押股份后，各出质人应当，并应当保证公司将迅速签署所有可能必要的或可取的文件并落实所有可能的或必要的事宜，以便按照本第4条的规定处置质押股份。在不限制上述一般性的前提下，每一出质人应努力协助质权人办理与任何政府机关(包括登记机关)就处分质押股份有关的一切批准、备案和登记手续(在适用的范围内)。

Documents.  Upon the disposal of the Pledged Securities by the Pledgee, each Pledgor shall, and shall procure that the Company will, promptly execute all instruments and do all things as may be necessary or advisable to dispose of the Pledged Securities in accordance with this Section 4.  Without limiting the generality of the foregoing, each Pledgor shall diligently attend to and assist the Pledgee in attending to all approval, filing and registration procedures (to the extent applicable) with any government authority (including the Registration Authority) in respect of the disposal of the Pledged Securities.

第5条 终止

SECTION 5
TERMINATION

5.1                               期限。本协议自独家购买权协议生效之日起生效，有效期至以下较早者：（i）担保义务完全解除，或（ii）根据第4条规定完成对质押股份的处分。

Term.  This Contract shall become effective on the date on which the Exclusive Call Option Contract becomes effective and remain effective until the earlier of: (i) the discharge in full of the Secured Obligations, or (ii) the completion of the disposal of the Pledged Securities in accordance with Section 4.

5.2                               解除。在担保义务完全解除后，本协议项下设定的权利负担将终止，出质人应相应地修改公司的股东名册，并（如适用）向登记机关提交此修改的股东名册，并履行所有其他手续，解除质押股权上的担保权益。

Release.  Upon the discharge in full of the Secured Obligations, the Encumbrance created hereunder shall be terminated and the Pledgors shall revise the share register of the Company accordingly and (if applicable) file such revised register with the Registration Authority and carry out all other procedures for the release of the security interest over the Pledged Securities.

第6条 保密

SECTION 6
CONFIDENTIALITY

6.1                               一般义务。在本协议存续期间及本协议终止后的任何时间，公司及出质人应当：

General Obligation. During the term of this Contract and at any time thereafter, each of the Company and the Pledgors shall:

(a)                                 对质权人向其披露的与任何交易文件(包括其存在及其条款)(“保密信息”)有关的任何口头或书面信息保密；

keep any oral or written information disclosed by the Pledgee to it in connection with any Transaction Document (including the existence and the terms thereof) (“Confidential Information”) confidential;

(b)                                 除非事先获得质权人的书面同意或按照第6.2条和6.3条的规定，不得向任何第三方披露保密信息; 及

not disclose the Confidential Information to any third party other than with the prior written consent of the Pledgee or in accordance with Sections 6.2 and 6.3; and

(c)                                  不得将保密信息用于履行本协议义务之外的任何其他目的。

not use the Confidential Information for any purpose other than the performance of its obligations under this Contract.

6.2                               向接收方披露。公司及各出质人可在”按需知密”的基础上，在履行本协议所需的范围内向其董事，高级职员，经理，员工，法律、财务和专业顾问，以及其关联公司的任何上述人员（统称”接收方”）披露保密信息。

Disclosure to Recipients.  Each of the Company and the Pledgor may disclose the Confidential Information to its directors, officers, managers, employees, legal, financial and professional advisors, and any of the foregoing persons of its affiliates (collectively, the “Recipients”), on a need to know basis, to the extent necessary for the implementation of this Contract.

6.3                               接收方的义务。公司和各出质人应尽最大努力确保每个接收方知悉并遵守公司和出质人在本协议下对保密信息的保密义务，就好像接收方是本协议的一方。

Recipient’s Obligations.  Each of the Company and the Pledgors shall use its best efforts to ensure that each Recipient is made aware of, and complies with the obligation of confidentiality of the Company and the Pledgors in respect of the Confidential Information under this Contract as if the Recipient were a party to this Contract.

6.4                               例外。第6.1条的规定不适用于：

Exceptions.  The provisions of Section 6.1 shall not apply to:

(a)                                 非因公司、出质人或任何接收方违反本协议而进行的披露或指示，已为公众可普遍获得的保密信息；

Confidential Information that is or becomes generally available to the public other than as a result of disclosure by or at the direction of the Company, a Pledgor or any of the Recipients in violation of this Contract;

(b)                                 公司或出质人在任何适用的法律、法规或管理当局的要求下在所要求的范围内进行的披露；但此种披露应仅限于适用的法律或法规所要求的范围，且在可行的情况下，在作出披露之前应给质权人对披露内容进行审查和评论的机会；及

disclosure by the Company or a Pledgor to the extent required under any applicable laws, regulations or requirements of any regulatory authority; provided that such disclosure shall be limited merely to the extent required by applicable laws or regulations and, to the extent practicable, the Pledgee shall be given an opportunity to review and comment on the contents of the disclosure before it is made; and

(c)                                  公司或出质人在适用的法律或政府规章或司法、监管程序所要求的范围内作出的披露或所作出的与任何由本协议引起的或与本协议有关的任何法律诉讼、起诉或程序有关的司法、监管或仲裁程序有关的披露；但此类披露应仅限于适用的法律或法规所要求的范围，且在可行的情况下，在作出披露之前应给质权人对披露内容进行审查和评论的机会。

disclosure by the Company or a Pledgor to the extent required by applicable laws or governmental regulations or judicial or regulatory process or in connection with any judicial, regulatory or arbitration process regarding any legal action, suit or proceeding arising out of or relating to this Contract; provided that such disclosure shall be limited merely to the extent required by applicable laws or regulations and, to the extent practicable, the Pledgee shall be given an opportunity to review and comment on the contents of the disclosure before it is made.

6.5                               存续。本第6条在本协议终止或到期后仍然存续。

Survival. This Section 6 shall survive the termination or expiration of this Contract.

第7条 违约责任及救济

SECTION 7
DEFAULT AND REMEDIES

7.1                               违约。若出质人实质性违反本协议项下的任何一项约定，质权人有权终止本协议和/或要求出质人给予损害赔偿；本第7条不应妨碍质权人在本协议项下的任何其他权利；

Default. If Pledgor materially violates any of the sections under this Contract, the Pledgee shall have the right to terminate this Contract and/or to request for indemnification paid by the Pledgor; this Section 7 shall not prejudice any other rights of the Pledgee under this Contract;

7.2                               除非中国法律另有规定，出质人在任何情况均无任何权利终止本协议。

Unless otherwise provided by PRC laws, the Pledgor has no right to terminate this Contract.

第8条 其他

SECTION 8
MISCELLANEOUS

8.1                               通知。任何一方根据本协议要求所发的通知或其他通信，应以英文书写，并专人递送，或由国际公认的快递服务或通过传真发至另一方的如下地址或另一方不时通过通知指定的其他地址。该等通知视为有效送达的日期按如下方式确定：

Notices. Notices or other communications required to be given by any Party pursuant to this Contract shall be written in English and delivered in person or sent by an internationally recognized courier service or by facsimile to the address of the other Party set forth below or to such other address as may from time to time be designated by the other Party through notification to such Party.  The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

(a)                                 专人递送的通知以专人递送日期为有效送达日期；

notices given by personal delivery shall be deemed effectively given on the date of personal delivery;

(b)                                 以国际公认的快递服务发出的通知在交付该快递服务处置后的第3个营业日视为有效送达；及

notices sent by an internationally recognized courier service shall be deemed effectively given on the third (3rd) Business Day after the date deposited with such courier service; and

(c)                                  以传真方式发出的通知，传送（应以生成的相应传送确认信息为证）后的第一个营业日视为有效送达日期；

notices given by facsimile shall be deemed effectively given on the first (1st) Business Day following the date of transmission, as indicated on the transmission confirmation slip of the document in question;

(i)                                                   向出质人发送通知，地址：北京市朝阳区建国路93号万达广场B座9层

联系人：苏力

办公电话：+86 10 85853608

if to the Pledgor, to:

Address:

9/F, Tower B, Wanda Plaza, No.93 Jianguo Road, Chaoyang District, Beijing.

Attention: Sally Su
Direct Line: +86 10 85853608

(ii)                                                如向质权人发送通知，地址：北京市东城区法华寺街91号德必国际文化创意中心H栋

联系人：赵峰

办公电话：+86 10 88890899

if to the Pledgee, to:

Address:

Tower H, WE International Hub @ Temple of Heaven, No.91 Fahuasi Street Dongcheng District, Beijing.

Attention: Anne Zhao

Direct Line: +86 10 88890899

8.2                               转让。未经质权人事先书面同意，出质人不得转让本协议项下的任何权利或义务。 质权人可通过向出质人发出通知，将其在本协议下的权利和义务转让给任何人。

Assignment. The Pledgors may not assign any of its rights or obligations hereunder without the prior written consent of the Pledgee.  The Pledgee may assign its rights and obligations hereunder to any Person by giving notice thereof to the Pledgors.

8.3                               其他。独家购买权协议的第8.1、8.2条及9.2到9.10条通过引用纳入本协议，并比照适用于本协议。

Miscellaneous. The provisions of sections 8.1, 8.2, 9.2 through 9.10 of the Exclusive Call Option Contract are hereby incorporated by reference into this Contract and shall apply mutatis mutandis to this Contract.

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有鉴于此，公司、出质人和质权人已于本协议上述第一页载明的日期正式签署本协议。

IN WITNESS WHEREOF, the Company, the Pledgors and the Pledgee have caused this Contract to be duly executed as of the date first above written.

Beijing Wanda Culture Group Co., Ltd. (北京万达文化产业集团有限公司) (Company Chop)

/s/ Seal

Dalian Wanda Group Co., Ltd. (大连万达集团股份有限公司) (Company Chop)

/s/ Seal

Mr. Wang Jianlin (王健林先生)

/s/ Mr. Wang Jianlin

Infront Sports Media (China) Co., Ltd盈方体育传媒（中国）有限公司(Company Chop)

/s/ Seal

[质押协议签字页]

[Signature Page to Pledge Contract]

Wanda Sports Co. Ltd. (万达体育有限公司) (Company Chop)

/s/ Seal

[质押协议签字页]

[Signature Page to Pledge Contract]